                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

Date of Report (date of earliest event reported)      January 26, 1999
                                                      ----------------



                         EXODUS COMMUNICATIONS, INC.
                         ---------------------------
           (Exact name of registrant as specified in its charter)

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


                Delaware                0-23795         77-0403076
      ------------------------------  -----------   ------------------
       (State or other jurisdiction   (Commission    (I.R.S. Employer
           of incorporation)          File Number)  Identification No.)

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                  2650 San Tomas Expressway
                   Santa Clara, California                95051
             ---------------------------------------    ----------
            (Address of principal executive offices)    (Zip Code)


Registrant's telephone number, including area code      (408) 346-2200
                                                        --------------
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Item 5:  Other Events
         ------------

         Adoption of Stockholder Rights Plan.
         -----------------------------------

         On January 26, 1999, the Board of Directors of Exodus Communications, Inc. (the "Company") declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of common stock, par value $0.001 per share (the "Common Shares"), of the Company. The dividend is payable to stockholders of record on February 11, 1999 (the "Record Date"). In addition, one Right shall be issued with each Common Share that becomes outstanding (i) between the Record Date and the earliest of the Distribution Date, the Redemption Date and the Final Expiration Date (as such terms are defined in the Rights Agreement) and (ii) following the Distribution Date and prior to the Redemption Date or Final Expiration Date, pursuant to the exercise of stock options or under any employee plan or arrangement or upon the exercise, conversion or exchange of other securities of the Company, which options or securities were outstanding prior to the Distribution Date. Each Right entitles the registered holder to purchase from the Company one one-hundredth of a share of Series A Junior Participating Preferred Stock, par value $0.001 per share (the "Preferred Shares"), of the Company, at a price of $350.00, subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Company and BankBoston, N.A., as Rights Agent (the "Rights Agent"). A summary of the Rights and Rights Agreement is included as Exhibit C to the Rights Agreement, which is included as Exhibit 4.04 hereto.

Item 7:  Financial Statements and Exhibits.
         ---------------------------------

         (c)  Exhibits
              --------

              4.04 Rights Agreement dated January 27, 1999, between the Registrant and BankBoston, N.A., as Rights Agent, which includes as Exhibit A the form of Certificate of
                                ---------
                    Designations of Series A Junior Participating Preferred Stock, as Exhibit B the Form of Right Certificate and as
                              ---------
                    Exhibit C the Summary of Rights to Purchase Preferred
                    ---------
                    Shares. (Incorporated by reference to the exhibit bearing the same number in the Company's Registration Statement on Form 8-A filed with the Securities and Exchange Commission on January 29, 1999.)

              99.01 Press release of the Company dated January 27, 1999.

                                  SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 27, 1999

                              EXODUS COMMUNICATIONS, INC.

                              By:    /s/ Richard S. Stoltz
                                    ----------------------
                                    Richard S. Stoltz
                                    Chief Financial Officer and
                                     Chief Operating Officer

                                EXHIBIT INDEX
                                -------------

Exhibit
-------

   4.04 Rights Agreement dated January 27, 1999, between the Registrant and BankBoston, N.A., as Rights Agent, which includes as Exhibit A the
                                                                ---------
           form of Certificate of Designations of Series A Junior Participating Preferred Stock, as Exhibit B the Form of Right
                                             ---------
           Certificate and as Exhibit C the Summary of Rights to Purchase
                              ---------
           Preferred Shares. (Incorporated by reference to the exhibit bearing the same number in the Company's Registration Statement on Form 8-A filed with the Securities and Exchange Commission on January 29, 1999.)

   99.01   Press release of the Company dated January 27, 1999.